                                                                   Exhibit 99.12


                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS

                          $[537,900,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1




                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                    TRUSTEE


                                  MAY 19, 2005

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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                                                             TOTAL ARM
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                                        AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
CURRENT               NUMBER OF          BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
COUPON              MORTGAGE LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
5.501 to 6.000                   1       $345,000.00        0.06%     6.000%        711      $345,000    100.00%     0.00%   100.00%
6.001 to 6.500                  42    $11,022,194.59        2.05%     6.399%        714      $262,433    100.05%    38.25%    65.35%
6.501 to 7.000                 294    $73,987,480.06       13.78%     6.885%        706      $251,658    100.00%    35.86%    52.38%
7.001 to 7.500                 614   $134,002,518.74       24.95%     7.325%        687      $218,245    100.04%    37.91%    49.88%
7.501 to 8.000                 867   $151,303,009.52       28.17%     7.817%        659      $174,513     99.98%    49.66%    44.68%
8.001 to 8.500                 645    $97,001,853.54       18.06%     8.320%        632      $150,390     99.84%    68.28%    40.90%
8.501 to 9.000                 417    $55,970,352.78       10.42%     8.786%        612      $134,221     99.93%    75.76%    36.53%
9.001 to 9.500                  95    $10,461,251.24        1.95%     9.293%        609      $110,118     99.97%    80.31%    36.05%
9.501 to 10.000                 21     $2,981,190.85        0.56%     9.684%        603      $141,961     99.98%    86.62%    62.50%
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TOTAL:                       2,996   $537,074,851.32      100.00%     7.767%        663      $179,264     99.97%    51.44%    45.90%
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

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                                                          TOTAL FIXED RATE
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                                        AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
CURRENT               NUMBER OF          BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
COUPON              MORTGAGE LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
6.001 to 6.500                   1        $77,288.35        0.12%     6.375%        701       $77,288    100.00%   100.00%     0.00%
6.501 to 7.000                   6     $1,598,178.24        2.58%     6.845%        721      $266,363     99.91%    70.13%    24.34%
7.001 to 7.500                  50     $6,733,174.27       10.87%     7.409%        691      $134,663     99.98%    67.99%     7.53%
7.501 to 8.000                 132    $17,652,745.81       28.50%     7.852%        671      $133,733     99.94%    55.48%     3.79%
8.001 to 8.500                 159    $18,421,250.78       29.74%     8.352%        646      $115,857     99.98%    68.40%     7.88%
8.501 to 9.000                 117    $13,102,084.80       21.15%     8.789%        640      $111,984     99.94%    67.32%    10.76%
9.001 to 9.500                  42     $4,025,326.13        6.50%     9.342%        611       $95,841     99.94%    70.78%     7.69%
9.501 to 10.000                  5       $339,013.18        0.55%     9.742%        611       $67,803    100.00%    60.18%     0.00%
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TOTAL:                         512    $61,949,061.56      100.00%     8.230%        656      $120,994     99.96%    64.64%     7.64%
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

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                                                            GROUP 1 ARM
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                                        AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
CURRENT               NUMBER OF          BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
COUPON              MORTGAGE LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
6.001 to 6.500                 18      $2,645,752.27        1.16%     6.425%        686      $146,986     99.75%    39.39%    32.69%
6.501 to 7.000                 128    $17,496,967.94        7.68%     6.882%        687      $136,695     99.97%    51.92%    21.36%
7.001 to 7.500                 304    $40,997,712.00       17.99%     7.351%        676      $134,861     99.92%    56.18%    23.87%
7.501 to 8.000                 572    $67,695,230.59       29.70%     7.834%        651      $118,348     99.97%    63.86%    22.76%
8.001 to 8.500                 486    $55,203,917.46       24.22%     8.327%        625      $113,588     99.94%    77.12%    25.14%
8.501 to 9.000                 335    $34,861,620.04       15.30%     8.785%        611      $104,065     99.94%    81.39%    19.87%
9.001 to 9.500                  82     $7,167,422.12        3.14%     9.282%        604       $87,408     99.96%    88.84%    24.04%
9.501 to 10.000                 17     $1,846,190.85        0.81%     9.709%        609      $108,599     99.97%    78.39%    39.44%
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TOTAL:                       1,942   $227,914,813.27      100.00%     7.983%        645      $117,361     99.95%    68.07%    23.28%
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

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                                                         GROUP 1 FIXED RATE
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                                        AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
CURRENT               NUMBER OF          BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
COUPON              MORTGAGE LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
6.001 to 6.500                   1        $77,288.35        0.18%     6.375%        701       $77,288    100.00%   100.00%     0.00%
6.501 to 7.000                   1       $137,878.24        0.32%     6.625%        746      $137,878    100.00%   100.00%     0.00%
7.001 to 7.500                  41     $4,347,005.77       10.01%     7.421%        698      $106,025     99.97%    70.91%     6.58%
7.501 to 8.000                 107    $11,022,569.86       25.38%     7.866%        666      $103,015     99.85%    63.90%     2.99%
8.001 to 8.500                 143    $14,263,746.22       32.84%     8.342%        645       $99,746     99.99%    69.65%     3.96%
8.501 to 9.000                 104     $9,951,625.60       22.91%     8.787%        632       $95,689     99.86%    68.95%     5.68%
9.001 to 9.500                  39     $3,294,607.26        7.59%     9.321%        609       $84,477     99.93%    81.35%     9.40%
9.501 to 10.000                  5       $339,013.18        0.78%     9.742%        611       $67,803    100.00%    60.18%     0.00%
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TOTAL:                         441    $43,433,734.48      100.00%     8.307%        650       $98,489     99.92%    69.12%     4.73%
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

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                                                             GROUP 2 ARM
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                                        AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
CURRENT               NUMBER OF          BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
COUPON              MORTGAGE LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
5.501 to 6.000                   1       $345,000.00        0.11%     6.000%        711      $345,000    100.00%     0.00%   100.00%
6.001 to 6.500                  24     $8,376,442.32        2.71%     6.391%        722      $349,018    100.15%    37.89%    75.67%
6.501 to 7.000                 166    $56,490,512.12       18.27%     6.885%        712      $340,304    100.01%    30.88%    61.99%
7.001 to 7.500                 310    $93,004,806.74       30.08%     7.314%        692      $300,016    100.10%    29.85%    61.35%
7.501 to 8.000                 295    $83,607,778.93       27.04%     7.803%        666      $283,416     99.99%    38.16%    62.42%
8.001 to 8.500                 159    $41,797,936.08       13.52%     8.312%        640      $262,880     99.70%    56.60%    61.72%
8.501 to 9.000                  82    $21,108,732.74        6.83%     8.789%        613      $257,424     99.92%    66.45%    64.05%
9.001 to 9.500                  13     $3,293,829.12        1.07%     9.317%        621      $253,371    100.00%    61.76%    62.17%
9.501 to 10.000                  4     $1,135,000.00        0.37%     9.643%        593      $283,750    100.00%   100.00%   100.00%
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TOTAL:                       1,054   $309,160,038.05      100.00%     7.607%        676      $293,321     99.99%    39.18%    62.57%
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

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                                                         GROUP 2 FIXED RATE
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                                        AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
                                        PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
CURRENT               NUMBER OF          BALANCE        MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
COUPON              MORTGAGE LOANS     OUTSTANDING        POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC       IO
------------------------------------------------------------------------------------------------------------------------------------
6.501 to 7.000                   5     $1,460,300.00        7.89%     6.866%        719      $292,060     99.90%    67.31%    26.64%
7.001 to 7.500                   9     $2,386,168.50       12.89%     7.387%        678      $265,130    100.00%    62.68%     9.26%
7.501 to 8.000                  25     $6,630,175.95       35.81%     7.828%        679      $265,207    100.09%    41.50%     5.13%
8.001 to 8.500                  16     $4,157,504.56       22.45%     8.389%        653      $259,844     99.97%    64.10%    21.33%
8.501 to 9.000                  13     $3,150,459.20       17.02%     8.797%        666      $242,343    100.20%    62.20%    26.79%
9.001 to 9.500                   3       $730,718.87        3.95%     9.439%        617      $243,573    100.00%    23.13%     0.00%
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TOTAL:                          71    $18,515,327.08      100.00%     8.050%        671      $260,779    100.05%    54.14%    14.48%
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